Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Consolidated Balance Sheets
Accounts receivable, expected credit loss	$ 0	$ 0
Common Stock, Par Value (in dollars per share)	$ 0.0001	$ 0.0001
Authorized common stock (in shares)	500,000,000	500,000,000
Common Stock, Shares Issued (in shares)	20,967,869	15,904,533
Common Stock, Shares Outstanding (in shares)	20,555,873	15,492,581
Treasury stock, Shares Held (in shares)	411,996	411,952